UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2005

                            OREGON STEEL MILLS, INC.
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             (Exact name of registrant as specified in its charter)

    DELAWARE                           1-9887               94-0506370
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(State or other jurisdiction           (Commission          (IRS Employer
 of incorporation)                      File Number)         Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                 97205
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(Address of principal executive offices)                         (Zip code)


                                 (503) 223-9228
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


LETTER OF CREDIT FACILITY AGREEMENT
-----------------------------------

On March 29, 2005, Oregon Steel Mills, Inc. ("OSM") entered into a Letter of Credit Facility Agreement ("New Credit Agreement") with U.S. Bank National Association. The New Credit Agreement replaces the Credit Agreement dated as of July 12, 2002, as amended (the "Existing Credit Agreement"), with certain financial institutions, as lenders, GMAC Business Credit LLC, as Co-Managing Agent for the lenders, and Textron Financial Corporation, as Agent for the lenders which was due to expire on June 30, 2005. The Existing Credit Agreement was terminated on March 29, 2005, at which time there were no outstanding borrowings under the Existing Credit Agreement and letters of credit were cash collateralized until they are reissued under the New Credit Agreement.

The New Credit Agreement provides for a maximum borrowing of $25.0 million for the issuance of letters of credit and terminates on March 29, 2006. Under the New Credit Agreement, OSM agrees to pay an issuance fee of the greater of $100 or the face amount of a letter of credit multiplied by 0.125% and a fee, payable quarterly in arrears, at a rate of 0.50% per annum of the average aggregate undrawn face amount of all outstanding letters of credit during the preceding calendar quarter. The New Credit Agreement contains certain customary covenants for credit facilities of this type, such as provisions regarding compliance with laws, taxes, notice to issuers and financial information. The New Credit Agreement is secured by a cash control account.


ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.


CREDIT AGREEMENT
----------------

OSM and certain of its subsidiaries, as borrowers, were parties to the Existing Credit Agreement and on March 29, 2005, the Existing Credit Agreement was terminated. See Item 1.01 of this Current Report on Form 8-K for a discussion of the New Credit Agreement.

The Existing Credit Agreement provided for a $65.0 million revolving credit to expire on June 30, 2005. At December 31, 2004, $5.0 million was restricted under the Existing Credit Agreement, $14.9 million was restricted under outstanding letters of credit, and $45.1 million was available for use. Amounts under the Existing Credit Agreement would bear interest based on either (1) the prime rate plus a margin ranging from 0.25% to 1.00%, or (2) the adjusted LIBO rate plus a margin ranging from 2.50% to 3.25%. Unused commitment fees ranged from 0.25% to 0.75%. The margins and unused commitment fees were subject to adjustment within the ranges discussed above based on a quarterly leverage ratio. The Existing Credit Agreement contained various restrictive covenants including minimum consolidated tangible net worth amount, a minimum consolidated earnings before interest, taxes, depreciation and amortization amount, a minimum fixed charge coverage ratio, limitations on maximum annual capital and environmental expenditures, a borrowing availability limitation relating to inventory, limitations on stockholder dividends, and limitations on incurring new or additional debt obligations or paying cash dividends other than as allowed by the Existing Credit Agreement. The Existing Credit Agreement was secured by accounts receivable, inventory, and certain other assets.

The borrowers did not incur any early termination penalties in connection with the termination of the Existing Credit Agreement.


CAMROSE PIPE COMPANY
--------------------

As part of the acquisition of the remaining interest in Camrose Pipe Company on March 30, 2005 (see Item 8.01 of this Current Report on Form 8-K), certain portions of the following agreements are no longer effective: (1) the Asset Purchase Agreement dated as of January 2, 1992, by and between Camrose Pipe Company (a partnership) and Stelco Inc. (filed as exhibit 2.0 to Form 8-K dated June 30, 1992); and (2) the right of first refusal contained in the Partnership Agreement dated as of January 2, 1992, by and between Camrose Pipe Company and Stelcam Holding, Inc. (filed as exhibit 28.0 to Form 8-K dated June 30, 1992.) The parties did not incur any early termination penalties in connection with the terminations of these portions of these agreements.


SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

(A) CREATION OF A DIRECT FINANCIAL OBLIGATION

Information concerning OSM's New Credit Agreement is set forth in Item 1.01 of this Current Report on Form 8-K, which information is incorporated herein by reference.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

(A) PREPAYMENT OF A DIRECT FINANCIAL OBLIGATION

Information concerning the termination of the Existing Credit Agreement is set forth in Items 1.01 and 1.02 of this Current Report on Form 8-K, which information is incorporated herein by reference.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

CAMROSE PIPE COMPANY
--------------------

On March 30, 2005, OSM through Canadian National Steel Corporation, an indirect wholly owned subsidiary of OSM, purchased the remaining 40% interest of Camrose Pipe Company for $22.5 million (Canadian) (BRACKET)approximately 18.5 million US(BRACKET) payable in cash. In addition, OSM, Stelco, Inc. and Camrose Pipe Company amended the Supply Agreement under which Stelco is granted a right of first refusal to supply all but 35,000 tons per year of Camrose's requirements for steel coil from January 1, 2005 until December 31, 2006. As a result of the purchase, OSM indirectly owns 100% of Camrose Pipe Corporation and provisions of certain prior agreements are no longer effective, as set forth in Item 1.02 of this Current Report on Form 8-K.

On March 31, 2005, OSM issued a press release announcing the closing of the Camrose transaction. The full text of the release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION

99.1 Oregon Steel Mills, Inc. Press Release dated March 31, 2005 announcing the purchase of the remaining interest in Camrose Pipe Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



Date:     March 31, 2005                     By: /s/ L. Ray Adams
      ---------------------                     ------------------------------
                                                L. Ray Adams
                                                VP Finance, CFO and Treasurer
                                                (Principal Financial Officer)